Exhibit 10.2

Supplemental Agreement No. 37

to

Purchase Agreement No. 1980

between

The Boeing Company

and

AMERICAN AIRLINES, INC

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 37, entered into this 31st day of July, 2015, (SA-37) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc., a Delaware corporation with offices in Fort Worth, Texas (Customer);

RECITALS:

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented relating to Boeing Model 777 aircraft (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement; and

WHEREAS, Customer and Boeing mutually desire to revise the delivery of certain MADP and QADP rights as follows:

a) to convert two (2) QADP Rights with delivery in [*CTR] ([*CTR] QADP Rights) into [*CTR] MADP Rights with deliveries in [*CTR] ([*CTR] MADP Rights) as follows:

Item No.	Prior to SA-37	Pursuant to SA-37
[*CTR]	QADP, [*CTR]	MADP, [*CTR]
[*CTR]	QADP, [*CTR]	MADP, [*CTR]

PA No. 1980	SA-37

Boeing Proprietary

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.	Table of Contents:

The Table of Contents referencing SA-36 in the footer is deleted in its entirety and is replaced with a new Table of Contents (attached hereto) referencing SA-37 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2.	Revision of Attachment B to Letter Agreement No. 6-1162-AKP-110R3:

Attachment B entitled “Information Regarding MADP Rights to Letter Agreement No. 6-1162-AKP-110R3” is deleted in its entirety and replaced with the similarly titled Attachment B (attached hereto) referencing SA-37 (Revised Attachment B) in the footer to incorporate the conversion of the [*CTR] QADP Rights into the [*CTR] MADP Rights with the Exercise Date and Delivery Date as specified in Revised Attachment B. Revised Attachment B is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

3.	Revision of Attachment C to Letter Agreement No. 6-1162-AKP-110R3:

Attachment C entitled “Information Regarding QADP Rights to Letter Agreement No. 6-1162-AKP-110R3” is deleted in its entirety and replaced with the similarly titled Attachment C (attached hereto) referencing SA-37 in the footer (Revised Attachment C) to incorporate the conversion of the [*CTR] QADP Rights into the [*CTR] MADP Rights by eliminating the [*CTR] QADP Rights from Revised Attachment C.

4.	Effect on Purchase Agreement:

Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

The rest of this page is left intentionally blank.

PA No. 1980	SA-37

Signature Page

Boeing Proprietary

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	/s/ The Boeing Company	By:	/s/ American Airlines, Inc.
Name:	The Boeing Company	Name:	American Airlines, Inc.
Its:	Attorney-In-Fact	Its:	Vice President Fleet Planning

PA No. 1980	SA-37

Signature Page

Boeing Proprietary

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS

ARTICLES		PAGE & SA NUMBER
1.	Quantity, Model and Description	1, SA-20

2.	Delivery Schedule	1, SA-20

3.	Price	1, SA-20

4.	Payment	2, SA-20

5.	Miscellaneous	2, SA-20

TABLE		SA NUMBER
1.	~~777-200ER Aircraft Delivery, Description, Price and Advance Payments (~~[*CTR] ~~Deliveries) Jul.~~ [*CTR] ~~Airframe Base Year Jul.~~ [*CTR] ~~Engine Base Year~~	Original Purchase Agreement, SA-3, SA-17, SA-18, SA-26 & SA-31
	Terminated	SA-35

1-1.	777-200IGW Aircraft Information Table: 1999 Deliveries Jul. 1995 Airframe & Engine Base Year	SA-1

1-2.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe & Engine Base Year	SA-2 & SA-6

1-3.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1997 Engine Base Year	SA-4, SA-5, SA-6, SA-7 & SA-9

1-4.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1998 Engine Base Year	SA-5, SA-6 & SA-9

1-5.	777-223IGW Aircraft Information Table: 2001-2002 Deliveries Jul. 1995 Airframe Base Year Jul. 1999 Engine Base Year	SA-10, SA-11, SA-12 & SA-15

1-6.	777-200IGW Aircraft Information Table: 2003 Deliveries Jul. 1995 Airframe Base Year Jul. 1995 Engine Base Year	SA-13

1-7.	777-323ER Aircraft Delivery, Description, Price and Advance Payments	SA-25, SA-26,
	(November 2012 – July 2013 Deliveries) Jul. [*CTR] Airframe Base Year	SA-28, SA-31

1-8.	777-323ER Aircraft Delivery, Description, Price and Advance Payments	SA-36
(December [*CTR] and [*CTR] Deliveries) Jul. [*CTR] Airframe Base Year

PA No. 1980	SA-37

Table of Contents Page i

Boeing Proprietary

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

TABLE		SA NUMBER
2.	777-223IGW Aircraft Information Table: 2009-2010 Deliveries Jul. 1995 Airframe Base Year Jul. 2001 Engine Base Year	SA-15 & SA-16

3.	777-223IGW Aircraft Information Table: 2006-2010 Deliveries Jul. 1995 Airframe Base Year [*CTR] Jul. 2001 Engine Base Year	SA-15 & SA-16

EXHIBIT		SA NUMBER
A.	Aircraft Configuration
A1.	Aircraft Configuration – 777-323ER WITHDRAWN	SA-31
A2.	Aircraft Configuration – 777-323ER	SA-28
B.	Aircraft Delivery Requirements and Responsibilities	SA-20
C.	Defined Terms	SA-20

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	Escalation Adjustment Airframe and Optional Features - 777-323ER	SA-20
BFE1.	BFE Variables
BFE1-2.	BFE Variables - 777-323ER	SA-25, SA-26, SA-28

CS1.	Customer Support Variables
CS1-2	Customer Support Variables - 777-323ER	SA-20
SLP1	Service Life Policy Components
EE1-BR1.	Engine Escalation and Engine Warranty	SA-15
EE1-2.	Engine Escalation, Engine Warranty and Patent Indemnity – 777-323ER	SA-20

LETTER AGREEMENTS		PA or SA NUMBER
6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft
~~6-1162-AKP-071R1~~	~~Purchase Obligations~~ Terminated Per AAL-PA-1977-LA-1105595	PA3219
~~6-1162-AKP-072R3~~	[*CTR] Terminated Per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation	PA3219

PA No. 1980	SA-37

Table of Contents Page ii

Boeing Proprietary

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

LETTER AGREEMENTS		PA or SA NUMBER
6-1162-AKP-109R3	Business Considerations	SA-20
6-1162-AKP-110R3	Aircraft Purchase Rights and Substitution Rights	SA-20
Attachment A	Description and Price for Eligible Models	SA-20
Attachment B	Information Regarding MADP Rights	SA-37
Attachment C	Information Regarding QADP Rights	SA-37
Attachment D	Forms of Purchase Agreement Supplement	SA-20
Attachment E	Letter Agreements	SA-20
Attachment F	Information regarding MADP and QADP Rights if no 787s are reconfirmed	SA-20
6-1162-AKP-111	Aircraft Performance Guarantees
AAL-PA-1980-LA-1003346	Aircraft Performance Guarantees - 777-323ER	SA-20
AAL-PA-1980-LA-04205R4	Aircraft Performance Guarantees – 777-323ER	SA-28
6-1162-AKP-112	Spares Matters
6-1162-AKP-113	Model 777 Miscellaneous Commitments
6-1162-AKP-114R1	Installation of Cabin Systems Equipment	SA-22
AAL-PA-1980-LA-1003493	Installation of Cabin Systems Equipment – 777-323ER	SA-20
6-1162-AKP-115	Component and System Reliability Commitments
6-1162-AKP-116	Price Adjustment on Rolls-Royce Engines
6-1162-AKP-117	Delivery Schedule
6-1162-AKP-118R2	Confidentiality	SA-20
6-1162-AKP-204	Multiple Operating Weight Program Model 777-200IGW Aircraft	SA-6
AAL-PA-1980-LA-1003536R1	Multiple Operating Weight Program, Model 777-323ER Aircraft	SA-21
AAL-PA-1980-LA-1003344	Open Configuration Matters -777-323ER	SA-20
AAL-PA-1980-LA-1104563	Performance Guarantees for Rights Aircraft	SA-23
AAL-PA-1980-LA-1105629	Advance Payments and Permitted Transactions	SA-25
AAL PA 1980-LA-1207588	[*CTR] for Undelivered Aircraft	SA-30
AAL-PA-1980-LA-1208920	Delivery Flexibility for [*CTR] Purchase Rights	SA-30
AAL-LA-1106678	Assignment Matters	SA-33

PA No. 1980	SA-37

Table of Contents Page iii

Boeing Proprietary

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B to Letter Agreement 6-1162-AKP-110R3 (Model 777)

Information Regarding MADP Rights

MSN or Item #	Exercise Date	Delivery Month/Year
41665	[*CTR]	[*CTR]
31546	[*CTR]	[*CTR]
31547	[*CTR]	[*CTR]
33125	[*CTR]	[*CTR]
41666	[*CTR]	[*CTR]
67680	[*CTR]	[*CTR]
~~71939~~	[*CTR]	[*CTR]
~~71940~~	[*CTR]	[*CTR]
~~101794~~	[*CTR]	[*CTR]
~~71942~~	[*CTR]	[*CTR]
67655	[*CTR]	[*CTR]
181030	[*CTR]	[*CTR]
181031	[*CTR]	[*CTR]

PA No. 1980	SA-37
Attachment B to Letter Agreement 6-1162-AKP-110R3	Page 1 of 1
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment C to Letter Agreement 6-1162-AKP-110R3 (Model 777)

Information Regarding QADP Rights

MSN or Item Number	Exercise Date	Delivery Quarter
~~101789~~	~~9/30/10~~	[*CTR]
31543	SA-20	[*CTR]
~~101790~~	~~3/31/11~~	[*CTR]	SA-21
41668	SA-23	[*CTR]
31548	SA-25	[*CTR]
~~41669~~	[*CTR]	[*CTR]	SA-27
~~68870~~	[*CTR]	[*CTR]	SA-21
31553	SA-31	[*CTR]	SA-31
33127	SA-31	[*CTR]	SA-31
68872	SA-32	[*CTR]	SA-32
68870	SA-34	[*CTR]	SA-34
~~101801~~	[*CTR]	[*CTR]
~~101790~~	[*CTR]	[*CTR]	SA-29
101798	[*CTR]	[*CTR]	SA-36
181032	[*CTR]	[*CTR]	SA-36
68864	[*CTR]	[*CTR]	SA-36
71938	[*CTR]	[*CTR]	SA-36

Note:	Per SA-37, Item Numbers 181030 and 181031 are defined as the [*CTR] QADP Rights (which prior to SA-37 reflected a Delivery Quarter of [*CTR]) and are hereby converted to MADP Rights defined in SA-37 as the [*CTR] MADP Rights by eliminating the [*CTR] QADP Rights from this Revised Attachment C.

PA No. 1980	SA-37
Attachment C to Letter Agreement 6-1162-AKP-110R3	Page 1 of 1
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]